UNITED STATES
SECURITIES AND EXCHANGE COMMISSION

WASHINGTON, D.C. 20549

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FORM 8-K

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CURRENT REPORT

PURSUANT TO SECTION 13 OR 15(D)

OF THE SECURITIES EXCHANGE ACT OF 1934

Date of Report (date of earliest reported event):  March 31, 2014

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POSTROCK ENERGY CORPORATION

(Exact name of registrant as specified in its charter)

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Commission File No. 001-34635

DELAWARE	27-0981065
(State or other jurisdiction of Incorporation or organization)	(I.R.S. Employer Identification No.)
210 Park Avenue Oklahoma City, Oklahoma (Address of Principal Executive Offices)	73102 (Zip Code)

Registrant’s Telephone Number, including Area Code:  (405) 600-7704

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☐      Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐      Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐      Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐      Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Item 1.01 Entry into a Material Definitive Agreement.

On March 31, 2014, PostRock Energy Corporation and its wholly owned subsidiary, Constellation Energy Partners Management, LLC (“CEPM”), entered into a settlement agreement fully and finally resolving all claims associated with a lawsuit filed August 30, 2013 in the Delaware Court of Chancery, Civil Action No. 8856-VCL, styled Constellation Energy Partners Management, LLC, et al. v.  Stephen R. Brunner, et al.

Under the settlement agreement, CEPM is to recover a target amount of $21.6 million (the “Target Amount”).  In the initial phase of the settlement, which occurred this week, CEPM transferred 484,505 class A units of  Constellation Energy Partners LLC (“CEP”), representing 100%  of the class A units it owned, to Sanchez Energy Partners I, LP (“SEPI”), and received the sum of $817,767 from SEPI and the sum of $6,516,103 from CEP.  In addition, CEPM transferred 414,938 CEP class B units to SEPI in exchange for $1 million from SEPI.  CEPM continued to own 5,503,956 class B units which it intends to dispose of over the remainder of the year subject to minimum price, volume and other limitations set forth in the settlement agreement. The class B units may be sold in open market sales and underwritten offerings permitted by and subject to the terms of the settlement agreement.  In certain circumstances, SEPI may require CEPM to sell up to one-half of the subject units to third parties identified by SEPI.

 If, following application of (i) the amounts received in the initial phase as noted above and (ii) proceeds from the sale of all of CEPM’s class B units, the Target Amount has not been met, SEPI will pay CEPM the difference, up to a maximum of $5 million.  On the other hand, if the Target Amount has been exceeded, CEPM will pay SEPI 50% of the surplus, up to a maximum payment to SEPI of $5 million.

The settlement agreement provides CEPM with the right to appoint one observer to the CEP board of managers and contains certain limitations on CEPM concerning voting on issues brought to a unitholder vote and participating in proxy solicitations or contests.

A copy of the Settlement Agreement is attached to this Form 8-K as Exhibit 10.1.  The foregoing summary does not purport to be complete and is qualified in its entirety by reference to Exhibit 10.1 hereto.

Item 7.01 Regulation FD.

On March 31, 2014, the Company issued a press release announcing the settlement.  A copy of the press release is attached to this Form 8-K as Exhibit 99.1 and incorporated herein by reference.

The information furnished pursuant to Item 7.01, including Exhibit 99.1, shall not be deemed to be “filed” for purposes of Section 18 of the Securities Exchange Act of 1934, as amended, and will not be incorporated by reference into any registration statement filed by the Company under the Securities Act of 1933, as amended, unless specifically identified therein as being incorporated therein by reference.

Exhibit No.	Description
10.1 99.1	Settlement Agreement, dated March 31, 2014. Press Release, dated March 31, 2014.

SIGNATURE

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

POSTROCK ENERGY CORPORATION

/s/ Stephen L. DeGiusti
Stephen L. DeGiusti
Executive Vice President, General Counsel and
Secretary
Date: April 4, 2014

Index to Exhibits

Exhibit Number	Description
10.1 99.1	Settlement Agreement, dated March 31, 2014. Press Release, dated March 31, 2014.